CONTRIBUTION AGREEMENT

          AGREEMENT, dated as of February __, 1998, between CyberShop International, Inc., a Delaware corporation (the "Company"), and each of the parties whose names appear on Schedule A attached hereto and made a part hereof ("Schedule A") (hereinafter referred to individually as a "Member" and collectively as the "Members").

                              W I T N E S S E T H:

          WHEREAS, as of the date hereof, each Member owns Membership Interests ("Membership Interests") in CyberShop, L.L.C., a New Jersey limited liability company (the "LLC");

          WHEREAS, each Member has agreed to contribute all of its Membership Interests (the "Contribution"), the number of which Membership Interests is set forth next to such Member's name on Schedule A (the "Contributed Interests"), in exchange for the number of shares of par value $.001 common stock of the Company set forth next to such Member's name on Schedule A (the "Shares"); and

          WHEREAS, upon the consummation of the Contribution, the LLC will become a wholly-owned subsidiary of the Company.

          NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

          1. Subject to the terms and conditions hereof, the Company hereby agrees to issue to each Member and each Member hereby agrees to accept, in exchange for all of such Member's Contributed Interests, the number of Shares set forth next to such Member's name on Schedule A.

          2. Upon execution and delivery of this Agreement: (a) each Member shall deliver to the Company at the Company's offices located at 130 Madison Avenue, New York, NY 10016 the certificate(s) representing all of such Member's Contributed Interests with such evidence of authority to transfer as shall be necessary to transfer such Contributed Interests; and (b) the Company shall deliver to each Member a certificate representing the number of Shares set forth opposite such Member's name on Schedule A.

          3. Each Member severally and not jointly or jointly and severally represents and warrants to the Company as follows:

                   (a) Such Member is the sole owner of such Member's Contributed Interests free and clear of any liens, claims, security interests, and encumbrances of any kind or nature whatsoever and will have the complete power to transfer and deliver the Contributed Interests to the Company, as contemplated in Paragraph 2 of this Agreement, free and clear of all liens, claims, security interests, and encumbrances.

                   (b) The execution, delivery and performance by such Member of this Agreement are within the powers of such Member, have been duly authorized and will not constitute or result in a breach or default under, violation of, or conflict with, any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other similar restriction, or any contract, agreement, lease, mortgage, deed of trust, instrument, permit or other undertaking, to which such Member is a party or by which such Member is bound, and, in respect of Genesis Direct Inc. and Big Wave, NV, will not violate any provisions of its articles of incorporation, by-laws or similar instruments. The signature of such Member on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same, and in respect of Genesis Direct Inc.; Big Wave, NV; Jeffrey S. Tauber, Grantor Retained Annuity Trust; Jane S. Tauber, Grantor Retained Annuity Trust; Trustees of General Electric Pension Trust; Porridge LLC (f.k.a. Porridge Partners II); and Cairnton Partnership, the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of such Member, enforceable in accordance with its terms.

                   (c) Such Member or such Member's representative has had full and complete access to the officers and directors of the Company and to such business, financial, or other information concerning the Company which such Member or such Member's representative deemed necessary or appropriate to make a determination to enter into this Agreement and to effect the Contribution.

                   (d) Such Member or such Member's representative has such knowledge and experience in financial and business matters and is capable of utilizing the information that is available to such Member or such Member's representative concerning the Company to evaluate the merits and risks of an investment in the Company and such Member is able to bear the economic risk of such investment.

                   (e) Such Member has been advised that the Shares being issued to such Member hereunder have not been registered under the Securities Act of 1933, as amended (the "Act"), nor has the Company agreed to so register any Shares, except as provided in that certain Registration Rights Agreement dated as of October 18, 1996, by and among the Trustees of General Electric Pension Trust, Leonard J. Fassler, Gerald A. Poch, Porridge LLC and CyberShop L.L.C. and Amendment No. 1 dated as of June 3, 1997 thereto (the "Registration Rights

Agreement"), and, accordingly, such shares are restricted securities, as such term is used in the Act, and such Member will not be able to sell or otherwise dispose of the Shares, unless they are subsequently registered under the Act or an exemption from the registration requirements thereunder is available.

                   (f) The Shares acquired by such Member hereunder are being acquired for such Member's sole benefit and account, for purposes of investment only and with no present intent to sell or view to distribute the same.

                   (g) Such Member acknowledges that the Contribution may involve tax consequences. Such Member acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of the Contribution.

                   (h) Except as provided on Schedule B hereto, such Member represents that it is not a "member" of the National Association of Securities Dealers, Inc. (the "NASD") or a "person associated with a member" and that it does not have any association or other affiliation, through share ownership or otherwise, with a member of the NASD within the meaning of the NASD Conduct Rules.

          4. The Company represents and warrants to each Member as follows:

                   (a) It is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                   (b) The Company has the corporate power and has taken all necessary corporate action to execute, deliver and perform this Agreement and to enable it to issue the Shares. The Shares to be issued by the Company hereunder will be duly authorized and, upon issuance to each Member pursuant to this Agreement, are duly and validly issued and outstanding, fully paid, and non-assessable.

                   (c) The execution, delivery and performance by the Company of this Agreement will not constitute or result in a breach or default under, violation of, or conflict with, its Certificate of Incorporation or By-laws or any contract, agreement, lease, mortgage, deed of trust, instrument, or permit or other undertaking to which it is a party or by which it is bound, or any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other restriction.

          5. The representations and warranties given by each Member and the Company as set forth in Paragraphs 3 and 4 hereof shall survive the execution hereof and the consummation of the transactions contemplated hereby.

          6. Each Member severally and not jointly or jointly and severally covenants to the Company that such Member shall not sell, transfer, or otherwise dispose of any of the Shares issued to such Member hereunder (a) without registration thereof under the Act (unless, in the opinion of counsel to such Member, an exemption from such registration is available), or (b) in violation of any law.

          7.       Each Member consents:

                   (a) that each certificate representing the Shares to be issued to such Member hereunder will be impressed with the following legend indicating that they are not registered under the Act and reciting that any transfer is restricted:

          "The securities represented by this certificate have been purchased for investment and have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be pledged, transferred or otherwise disposed of unless registered under the Act or unless an exemption from registration is available thereof."

                   (b) that stop transfer instructions in respect of the Shares will be issued to any transfer agent, transfer clerk, or other agent, at any time acting for the Company;

                   (c) to the  Contribution,  in  accordance  with  Article  VI,
Section 1.5 (v) of the Third Amended and Restated Operating Agreement of the LLC; and

                   (d) to the proposed initial public offering of the securities of the Company, in accordance with Article VI, Section 1.5 (vii) of the Third Amended and Restated Operating Agreement of the LLC, as described in the draft of Registration Statement annexed hereto with such modifications thereto as the Managing Member of the LLC may agree to upon advice from counsel.

          8. The parties hereto confirm and agree that the common stock of the Company received in exchange for the Membership Interests shall be deemed "Registrable Securities" as that term is defined in Section 1(a) of that certain Registration Rights Agreement.

          9. This Agreement contains the entire understanding of the parties and supersedes and merges all and any prior discussions, understandings and agreements of any and every nature among them with respect to the subject matter hereof, and may not be altered, amended, waived, terminated, or discharged in any way whatsoever except by subsequent written agreement executed by the party charged therewith. A waiver by any of the parties of any terms or conditions of this Agreement, or of any breach thereof, shall not be deemed a waiver of such term or condition for the future or of any other term or condition hereof, or of any subsequent breach hereof.

          10. The parties hereto, will, upon the reasonable request of another party, execute and deliver any additional documents necessary or desirable to complete the transactions described herein.

          11. Subject to any restrictions on transfer, this Agreement shall inure to the benefit of the parties hereto and their successors and assigns.

          12. The parties hereto agree that it is their intention that the Contribution, as contemplated by this Agreement, falls within the scope of
Section 351 of the Internal Revenue Code of 1986, as amended.

          13. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                CYBERSHOP INTERNATIONAL, INC.

                                                By:
                                                   ---------------------------
                                                      Name:
                                                      Title:

                                                MEMBERS:

                                                ------------------------------
                                                JEFFREY TAUBER

                                                ------------------------------
                                                JANE S. TAUBER

                                                ------------------------------
                                                DONALD J. WEISS

                                                ------------------------------
                                                GENESIS DIRECT INC.

                                                By:
                                                   ---------------------------
                                                      Name:
                                                      Title:

                                                THE JEFFREY S. TAUBER GRANTOR
                                                 RETAINED ANNUITY TRUST

                                                By:
                                                   ---------------------------
                                                      Jane S. Tauber, Trustee

                                                THE JANE S. TAUBER GRANTOR
                                                RETAINED ANNUITY TRUST

                                                By:
                                                   ---------------------------
                                                    Jeffrey S. Tauber, Trustee

                                                THE DONALD J. WEISS 1997 GRANTOR
                                                RETAINED ANNUITY TRUST

                                                By:
                                                   ---------------------------
                                                      Donald J. Weiss, Trustee

                                                TRUSTEES OF GENERAL ELECTRIC
                                                PENSION TRUST

                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                                --------------------------------
                                                GERALD A. POCH

                                                --------------------------------
                                                LEONARD J. FASSLER

                                                --------------------------------
                                                PORRIDGE LLC

                                                By:
                                                   -----------------------------
                                                      Name:    Arthur J. Samberg
                                                      Title:   General Partner

                                                BIG WAVE, NV

                                                By:
                                                   -----------------------------
                                                      Name:
                                                      Title:

                                                CAIRNTON PARTNERSHIP

                                                By:
                                                   -----------------------------
                                                      Name:
                                                      Title:



                                   SCHEDULE A

                                                             MEMBERSHIP
                                                          INTERESTS OWNED                SHARES TO BE
                                                            PRIOR TO THE                 ISSUED IN THE
               NAME AND ADDRESS OF MEMBER                   CONTRIBUTION                 CONTRIBUTION
               --------------------------                   ------------                 ------------
Jeffrey S. Tauber                                             1,439,171                     859,515
211 Gates Avenue
Montclair, New Jersey 07042

Jane S. Tauber                                                1,439,172                     859,515
211 Gates Avenue
Montclair, New Jersey 07042

The Jeffrey S. Tauber Grantor                                   874,746                     522,424
  Retained Annuity Trust
c/o Jeffrey Tauber
211 Gates Avenue
Montclair, New Jersey 07042

The Jane S. Tauber Grantor                                      874,746                     522,424
  Retained Annuity Trust
c/o Jane S. Tauber
211 Gates Avenue
Montclair, New Jersey 07042

Donald J. Weiss                                                 166,048                      99,169
50 Hartshorn Drive
Short Hills, New Jersey 07078

The Donald J. Weiss 1997 Grantor                                133,952                      80,000
Retained Annuity Trust
c/o Donald J. Weiss
50 Hartshorn Drive
Short Hills, New Jersey 07078

Genesis Direct Inc.                                             100,000                      59,723
100 Plaza Drive
4th Floor
Secaucus,  New Jersey 07094
Attention:  Warren Struhl

                                                             MEMBERSHIP
                                                          INTERESTS OWNED                SHARES TO BE
                                                            PRIOR TO THE                 ISSUED IN THE
               NAME AND ADDRESS OF MEMBER                   CONTRIBUTION                 CONTRIBUTION
               --------------------------                   ------------                 ------------
Trustees of General Electric                                    889,143                     531,022
  Pension Trust
3003 Summer Street
Stamford, Connecticut 06904-7900
Attention:  David Wiederecht and
                Steve Levanti

Porridge Partners II                                             83,392                      49,804
c/o Dawson-Samberg
354 Pequot Avenue
Southport, Connecticut 06490

Leonard J. Fassler                                               69,575                      41,552
Sage Securities
70 West Red Oak Lane
White Plains, New York 10604

Gerald A. Poch                                                   69,575                      41,552
GE Capital ITS
700 Canal Street
Stamford, Connecticut 06902

Big Wave NV                                                     279,037                     166,650
c/o Hecht and Company
111 West 40th Street
New York, NY 10018

Cairnton Partnership                                            279,037                     166,650
54 Park Street
Sydney
2000, New South Wales
Australia 1028
Attention: Michael Karagiannis

                            Total                             6,697,594                   4,000,000

                                   SCHEDULE B

Following is a list of registered broker-dealers affiliated with General Electric Company ("GE"):

o GE INVESTMENT DISTRIBUTORS, INC. , 777 Long Ridge Road, Stamford, CT 06927, is a wholly-owned subsidiary of GE Financial Assurance Holdings Inc., which in turn is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"), which in turn is a wholly-owned subsidiary of General Electric Capital Services, Inc. ("GECS"), which in turn is a wholly-owned subsidiary of GE.

o GECC CAPITAL MARKETS GROUP, INC., 260 Long Ridge Road, Stamford, CT 06927, a wholly-owned subsidiary of GECC, which in turn is a wholly-owned subsidiary of GECS, which in turn is a wholly-owned subsidiary of GE.

o CAPITAL BROKERAGE CORP., 6610 West Broad Street, Richmond, VA 23230, a wholly-owned subsidiary of GNA Corporation ("GNA"), which in turn is a wholly-owned subsidiary of GECC, which in turn is a wholly-owned subsidiary of GECS, which in turn is a wholly-owned subsidiary of GE.

o GNA DISTRIBUTORS, INC., 601 Union Street, Suite 5600, Seattle, WA 98101, a wholly-owned subsidiary of GNA, which in turn is a wholly-owned subsidiary of GECC, which in turn is a wholly-owned subsidiary of GECS, which in turn is a wholly-owned subsidiary of GE.

o FORTH FINANCIAL SECURITIES CORPORATION, 6610 West Broad Street, Richmond, VA 23230, an indirect control affiliate of GNA, which in turn is a wholly-owned subsidiary of GECC, which in turn is a wholly-owned subsidiary of GECS, which in turn is a wholly-owned subsidiary of GE.

o PAINEWEBBER, INC. ("PW"), 1285 Avenue of the Americas, New York, NY 10019, a non-control affiliate of GE. GECS owns 100% of the common stock of Kidder, Peabody Group Inc., which in turn owns 100% of the common stock of Kidder, Peabody & Co. Incorporated, which in turn owns approximately 22.4% of the issued and outstanding common stock of PaineWebber Group Inc. ("PaineWebber") and Fixed Rate Preferred Stock in the aggregate amount of $2,500,000. PaineWebber in turn owns 100% of the common stock of PW.

o MITCHELL HUTCHINS ASSET MANAGEMENT, INC., 1285 Avenue of the Americas, New York, NY 10019, a wholly-owned subsidiary of PW, which in turn is a non-control affiliate of GE.

o KIDDER PEABODY & CO. INCORPORATED, 60 Broad Street, New York, NY 10004, a wholly-owned subsidiary of Kidder Peabody Group, Inc., which in turn is a wholly-owned subsidiary of GECS, which in turn is a wholly-owned subsidiary of GE, was de-registered as broker-dealer, effective May 6, 1996.